Exhibit 99.1
December 2008

Company Information 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com NYSE: PQ Corporate Contact: Matt Quantz - mquantz@petroquest.com This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and the significant price decline since September 30, 2008, declines in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves, in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward- looking statements.

Corporate Characteristics Historically, the Company has been successful in growing through the drill bit and strategic acquisitions 9-year(1) historical drilling success rate - 89% 9-year(1) F&D and Reserve Replacement - $3.18/Mcfe and 208% In 2003 began diversifying asset base into resource plays: Lowers reserve replacement risk Increases reserve life Balanced portfolio combines low-risk development assets and strong cash flow generating assets Woodford and Fayetteville Shale acreage highly prospective Gulf Coast assets provide cash flow to fund capital investment Historically conservative operator with a track record of drilling within cash flow (1) Begins in 1999

Proven Track Record of Drilling with Cash Flow 2003 2004 2005 2006 2007 Cap Ex (Ex Acq.) 26.8 52.5 105.8 139.6 192.5 Cash Flow 32.9 62.9 83.2 132.8 196.2 North MM$ 5 year totals: Cap Ex $517MM Cash Flow $508MM 98% Funded w/ Cash Flow

Nine(1) Years of Growth Reserves 31% CAGR Production 39% CAGR Cash Flow 114% CAGR Stockholders' Equity 37% CAGR Stock price 38% CAGR (1) Begins in 1999

Navigating the Current Environment Flexibility to control capital expenditures Large operated position allows for control of timing of investments Majority of acreage is held by production Minimal rig and other contractual commitments No debt maturing until 2012 New larger credit facility closed in October 2008 Gulf Coast assets generate attractive cash margins Reducing leasing and seismic activities

Our Properties PQ operated (1) As of September 30, 2008 Gulf Coast Region Represents PQ Office Locations Arkoma Basin Tulsa East Texas Lafayette Houston We have grown beyond being solely a Gulf Coast Basin company - our goal is to have 75% of our reserves in long-lived basins 68% Reserves (1) 32% Reserves (1)

EAST TX ARKOMA South Louisiana Offshore GOM UNCONVENTIONAL PLAYS 1P Reserves (1) Drilling Locations (2) Estimated 2008 Production EAST TEXAS ARKOMA (OKLAHOMA) ARKOMA (ARKANSAS) SOUTH LOUISIANA GULF OF MEXICO Our Portfolio Three separate basins - all poised for growth Three separate basins - all core to PQ Gulf Coast 2P & 3P Reserves (2) Reserves are as of December 31, 2007 (reserves are net and in Bcfe) Reserves and locations are as of September 30, 2008 (reserves are net in Bcfe; locations are gross) E. Texas Arkoma S. Louisiana Offshore GOM East 5.051 10.07 7.253 10.982 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 47.5 46.9 1.2 22.5 38.4 156.5 274 936 200 61 133 1,604 252 2,371 2,310 11 14 4,958 CONVENTIONAL PLAYS 88% Long- Life Reserves

Arkoma Basin Over 45,000 net acres in the Woodford Shale (up 65% since 12/31/07) Over 18,000 net acres in the Fayetteville Shale Current production in excess of 47,000 Mcf/day net

Woodford Shale Recent Activity Estimated locations: 360+ on 80 acre spacing; 720+ on 40 acre spacing One operated rig currently drilling 21 gross operated wells budgeted for 2008 Majority of operated Woodford production priced at Henry Hub index through Firm Transportation agreement Continued improvement in IP rates and EURs Monetized majority of gathering systems on July 31, 2008 netting approximately $40 million

Gross Woodford Production (PQ Operated) First Rig Second Rig Third Rig

WOODFORD SHALE WELLS 1st 5 wells Last 5 wells Days 44.2 33.6 Cost (mm$) 5.6 5.2 Rate (Mscfpd/stage) 286 377 Completion Cost (mm$) 2.545 2.544 Stages 6 11 COST (M$) 5600 5200 Lateral length 3069 3651 Woodford Length (ft) 2658 3556 Woodford Efficiency 86 97 Woodford IP 2014 5828 IP Rate/Stage 359 549 PETROQUEST Production ACCOMPLISHMENTS Increased avg # of Stages per well from 6 to 11 Increased average WOODFORD IP rate 290% Increased average WOODFORD IP rate per frac stage 150% PQ Highest IP Rate: 12.5 MMcfpd (one day rate for PQ27) Avg I.P. (MCFPD) Wells (21-24&27)

WOODFORD SHALE PQ Drills 5% of wells .... Delivers 47% of the top 21 producers Source: compiled from State of Oklahoma production records. PQ PQ PQ PQ PQ PQ PQ PQ PQ PQ WOODFORD PROGRAM 492 Woodford Wells in trend PQ completed 26 (through Nov 2008) ... 5% of total PQ holds 10 of top 21 rates (47% of top 21) PQ

Woodford Shale - Upside Leverage Ticker Woodford Acres Acres/EV (1) PQ 45,000 89.8 NFX 165,000 35.9 SM 49,000 30.2 CLR 46,000 14.2 XTO 210,000 6.6 DVN 54,000 1.6 (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of December 2, 2008. (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of December 2, 2008. (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of December 2, 2008. Pontotac Coal Pittsburg Macintosh Haskell Latimer NFX XTO PQ SM DVN Oklahoma Tulsa Oklahoma City Hughes CLR

Fayetteville Shale Approximately 18,000 net acres Estimated locations: 2,000+ on 80 acre spacing PQ involved in drilling of 12 horizontal wells in 2007 with 110 -130 gross wells budgeted for 2008. Currently producing in excess of 8 MMcfe/d, net

Fayetteville Shale - Upside Leverage Ticker Fayetteville Acres Acres/EV (1) SWN 857,000 81.2 HK 157,000 27.6 CHK 415,000 19.2 PQ 18,000 35.9 XTO 380,000 12.0 (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of December 2, 2008. (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of December 2, 2008. (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of December 2, 2008. SWN HK XTO SWN SWN Pope Cleburne Stone Van Buren PQ HK CHK CHK

East Texas Basin 50,000 net acres; anchored by SE Carthage Field 13 MMcfe/d net production (daily average of 3Q 2008) Travis Peak and Cotton Valley Formations (100% ITD success rate) Over 100 identified locations in SE Carthage Field Horizontal Buda play (PQ 85% WI) - three successful horizontal wells targeting oil Palmer prospect (PQ 50% WI) - six successful wells targeting the lower Cotton Valley limestone

East Texas Basin SE CARTHAGE NET ACRES: 23,900 POTENTIAL DRILLS: 100+ NICKLAUS PROSPECT NET ACRES: 1,700 POTENTIAL DRILLS: 15+ JONES PROSPECT NET ACRES: 10,000 POTENTIAL DRILLS: 15+ HOGAN PROSPECT NET ACRES: 500 POTENTIAL DRILLS: 15+ PALMER PROSPECT NET ACRES: 800 POTENTIAL DRILLS: 10-15 PROSPECTS DISCOVERIES TEXAS WEEKLEY PROSPECT NET ACRES: 14,700 POTENTIAL DRILLS: 10-15 TOMS PROSPECT NET ACRES: 1,500 POTENTIAL DRILLS: 6 NELSON PROSPECT NET ACRES: 4,875 POTENTIAL DRILLS: 48+

Resource Players Cash Flow Comparison PetroQuest Energy Bill Barrett Corp Carrizo Oil & Gas Chesapeake Energy Denbury Resources EOG Resources Gasco Energy GMX Resources Goodrich Petroleum Petrohawk Energy Quicksilver Resources Southwestern Energy The Exploration Co. Ultra Petroleum Average, excluding PetroQuest Average, excluding high / low & PetroQuest (1) Compiled analyst cash flow per share estimates, Bloomberg L.P. Company stock prices are as of 11/30/2008. 2008E CF Multiple(1) 1.6 2.4 4.2 1.9 3.0 4.7 3.1 5.3 9.4 6.1 2.1 10.0 1.2 7.5 4.7 4.5 2009E CF Multiple(1) 1.7 2.3 3.2 2.0 3.7 5.0 3.3 3.9 7.6 5.9 2.0 8.0 1.4 7.3 4.3 4.2

2008 Gulf Coast Drilling Program Lafayette Pelican Point (Producing) Sand Hills (P&A) The Highlands (P&A) The Bluffs (Producing) Royal Oaks (P&A) SS72 (Development) WC (Development)

2008 Gulf Coast Drilling Program

Consistent Approach Through Price Cycles Economic reserve and production growth Actively manage capital expenditures to stay within cash flow Balanced portfolio of projects Focus on cost control

Growth in Reserves 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 13.585 28.289 48.824 82.225 68.685 54.31 55.507 65.427 64.7 60.9 West 28.951 29.385 40.098 45.4 47.5 North 16.463 25.447 24.5 48.1 East Texas Arkoma Gulf Coast Bcfe 2008 2009 * Per issued guidance

Growth in Production 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E Gulf Coast 1.553 3.461 4.848 13.774 13.34 9.267 12.206 11.3 18.2 22.995 13.567 East Texas 0.033 1.758 3.1 4.2 4.208 3.739 Arkoma 0.252 1.7 3.3 4.24 7.043 Guidance 11.056 Bcfe CAGR 39% (1) (1) Based upon actual nine month 2008 production plus the midpoint of production guidance for the remainder of 2008

Cash Flow Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 9 MO 2008 East -960 4.59 15.926 42.317 32.813 32.915 70.31 83 133 196 188 West 38.6 34.6 31.6 North 46.9 45 43.9 in millions CAGR 114%

Gross Margin 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 9M08 East -0.07 1.23 3.08 3.06 2.44 3.43 4.47 5.97 5.94 6.88 8.26 West North $ / Mcfe CAGR 21%(1) (1) Begins in 1999

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 42.582 46.495 32.125 127.935 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Capital Investment Program - Diversification Reduces Risk Onshore Offshore 100% Gulf Coast 17% East Texas 51% Arkoma 13% South Louisiana 19% GOM $250 - 260 million Drill 140 - 160 Wells $64 million Drilled 10 Wells 2002 2008E

New $300 Million Credit Facility Increased the borrowing base from $95 million to $150 million on October 2, 2008 Extended maturity date from November 2009 to February 2012 (potential to extend to October 2013) Expanded bank group from three to five No change to financial covenants

Conservative Financial Philosophy Fund drilling expenditures with internal cash flow Target conservative leverage ratios Net debt / capitalization ~ 40% (41% at 9/30/08) Net debt / EBITDA < 2.0x (~1.0x using 9/30/08 TTM) EBITDA / Interest > 8.0x (~15x using 9/30/08 TTM) No debt maturing until 2012 Monetize non-core assets at opportunistic times: High cost, mature Gulf of Mexico properties in 2006 Arkoma gathering asset sale nets $40 million

Hedging Positions Mitigate Risks Target of hedging 40%-50% of annual production - approximately 48% of 4Q08 production is hedged (based on mid-point of production guidance) Counterparties are JP Morgan & Calyon (participate in credit facility) Oil and gas hedging positions (costless collars & swaps) for 2008 and 2009: Crude Oil Hedged Volumes (Bbls) Average Price Q4 '08 900 $86.67 - $126.49 2009 400 $100.00-$168.50 Natural Gas Hedged Volumes (Mmbtu) Average Price Q4 '08 42,500 $ 8.32 - $10.52 2009 1H09 40,000 20,000 $8.43-$10.40 $5.62

Summary and Outlook Inventory and capability to continue production and reserve growth Operational improvements continue to drive gains in Woodford Strong Gulf Coast cash flow to fund budget Drill to protect leases in resource plays Exploit inventory of low and moderate risk Gulf Coast assets Minimal contractual commitments with no debt maturing until 2012 Flexible corporate structure to react quickly when commodity prices improve Management aligned with shareholders through substantial equity ownership

1 PetroQuest Energy Oklahoma Woodford Shale

Arkoma Basin – Established Resource Play


Oklahoma
Woodford Shale Trend
Fayetteville Shale Trend
Arkansas
Barnett Shale Trend
Texas

PetroQuest Woodford Shale

- 46,000 net acres
- Current Gross Production ~62 MMCFeD
- Current Net Production ~40 MMCFeD
- 1 Operated Rig Working
- 10 gross operated horizontal wells completed in 2007 and ~20 gross operated horizontal wells projected for 2008

PetroQuest

2

5 PetroQuest Net Oklahoma Production First WF Rig Second WF Rig Third WF Rig CBM & Conventional Development

Woodford Shale Advantage

Advantages Inherent to Woodford Shale Play

- High silica content yields hydraulic fracturing efficiency
- High recovery factor per acre
- Good frac barrier above and below limits water problems
- Located near major transportation corridor, allowing ready access to pipelines and infrastructure
- Rural location enables development access

PetroQuest Advantages

- PetroQuest's acreage typically has less faulting and is structurally uncomplicated
- PetroQuest is an efficient operator, quick to move to operational improvements
- Majority of upcoming drilling is located in areas with PetroQuest licensed seismic
- PetroQuest has ample water supply for drilling and completion purposes

PetroQuest

4

9 Lake McAlester PetroQuest Activity Current Interest in 57 Sections 11,381 net mineral acres 22 Operated Wells Drilled 15 MMCFD Net Production 100% 3D Seismic Coverage After Full Development 240 Gross Wells 260 BCFE Total Net Reserves WELL IP PQ 1 3,108 PQ 2 1,904 PQ 3 1,065 PQ 4 1,256 PQ 5 2,350 PQ 6 2,033 PQ 8 4,112 PQ 9 2,632 PQ 10 2,020 PQ 11 1874 PQ 13 6,350 PQ 15 7,011 PQ 16 6,582 PQ 17 3,491 PQ 18 8,058 PQ 19 4,122 PQ 22 2,258 PQ 24 2,155 PQ 27 12,550 PQ 29 Waiting On Frac PQ 30 Drilling

11 Hoss PetroQuest Activity Current Interest in 67 Sections 11,740 net mineral acres 3 Operated Wells Drilled 5 MMCFD Net Production New 3D data set due 4th Qtr 2008 After Full Development 235 Total Gross Wells 228 BCFE Total Net Reserves WELL IP PQ 20 2,483 PQ 23 5,412 PQ 25 Waiting On Frac PQ 28 Waiting On Frac

13 Technical Reasons for PQ Woodford Success Depth: PQ acreage depth typically yields reservoir pressure to make high rate and high recovery wells Thermal Maturity: PQ acreage is typically within the dry gas window, thus allowing for good gas production Hydraulic Fracturing: Closer perf spacing, increasing number of stages, and high fluid volumes are all contributing higher rates and reserves 1) PQ is fraccing complete lateral rather than high grading off of geochemistry logs 2) PQ has increased the number of hydraulic fracturing stages by reducing the spacing between stages to 350'/stage from 450'/stage 3) PQ has increased the number of perf clusters/frac stage from 3 perf clusters/stage to 6 perf clusters/stage. Simple Geology: There is more gas in place in the Woodford due to less faulting (no leakoff to horizons above and below). Less faulting also yields better quality hydraulic fracture due to no lost energy to the faults. Recovery: PQ acreage is Tier 1 Woodford acreage, yielding superior gas recovery to our competition that has been improving with time.

15 EARLY WOODFORD DEVELOPMENT (PQ 1st Well) DRILLING • Targeted lateral length 2,500' • Conventional drill package with oil base mud for lateral drilling • Dalton well - 43 day drill - 2,534' lateral length COMPLETION • Cased-hole • 500' frac stages • 3 perf sets/stage Wells are typically TD'ed when faulting out of zone Woodford Shale

17 CURRENT WOODFORD DEVELOPMENT WELLS (PQ 30th Well) Woodford Shale DRILLING Targeted lateral length 4,600' Conventional drilling package with oil base mud for lateral drilling Woody Well - 41 day drill - 6,611' lateral length COMPLETION Cased-hole 350' frac stages 6 perf sets/stage

19 PQ Improving Gas Rate Performance 20% of the reserves are being recovered in the first year of production

WOODFORD SHALE

PQ Drills 5% of wells .... Delivers 47% of the top 21 producers


TOP 21 WOODFORD WELL RATES
(Highest one month average)
30 day Average Rate (Mcfpd)
12,000
10,000
8,000
6,000
4,000
2,000
0
1 PQ 3 4 5 6 7 PQ PQ 10 PQ PQ 13 PQ PQ PQ PQ 18 19 20 PQ
PQ WOODFORD PROGRAM
• 492 Woodford Wells in trend
• PQ completed 26 (through Nov 2008) ... 5% of total
• PQ holds 10 of top 21 rates (47% of top 21)

PetroQuest

Source: compiled from State of Oklahoma production records.

23 PQ Improving Capex Efficiency Capital has had a slight upward increase due to longer laterals and increased cost of services However, PQ wells are accessing more lateral foot of Woodford per capital dollar